PROSPECTUS
                                   May 3, 1999



                              THE CANANDAIGUA FUNDS

         The Canandaigua Funds are:

                                The Equity Fund

                                The Bond Fund

         Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Canandaigua Funds invest the shareholders' funds and the services they offer to shareholders.






         SHARES OF THE CANANDAIGUA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.








                              The Canandaigua Funds
                          Canandaigua National Bank and
                                  Trust Company
                              72 South Main Street
                           Canandaigua, New York 14424
                             (716) 394-4260 ext 216

                                TABLE OF CONTENTS




Questions Every Investor Should Ask Before Investing
  in The Funds..............................................................3
         WHAT ARE THE FUNDS' OBJECTIVES?....................................3
         WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?...............3
         WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?............4
         HOW HAVE THE FUNDS PERFORMED?......................................5

Fees and Expenses...........................................................7

Management of The Funds.....................................................8

Investment Objectives and Strategies.......................................10

Your Fund Account..........................................................14
         THE FUNDS' SHARE PRICE............................................14
         HOW TO PURCHASE SHARES............................................14
         HOW TO SELL SHARES................................................15
         HOW TO EXCHANGE SHARES............................................17
         DIVIDENDS, DISTRIBUTIONS AND TAX INFORMATION ON YOUR SHARES.......17
         YEAR 2000.........................................................18

Financial Highlights.......................................................19

Additional Information.....................................................22

Appendix A.................................................................23







NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THE OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES, OR AN OFFER TO OR A SOLICITATION OF ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                       INVESTING IN THE CANANDAIGUA FUNDS


 1.       WHAT ARE THE FUNDS' OBJECTIVES?

         Each of The Equity Fund and The Bond Fund has its own investment objectives, which are considered fundamental to each respective Fund. The Funds' Board of Trustees may not change the investment objective of either Fund without shareholder approval.

         THE EQUITY FUND.     The Equity  Fund seeks long-term growth of
                              asset value through capital appreciation and dividend income.

         THE BOND FUND.       The Bond Fund seeks to earn a high level of
                              current income while permitting
                              investors a degree of safety in principal.


 2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

         Each of The Equity Fund and The Bond Fund has its own respective investment strategies. The Funds' Board of Trustees may change the investment strategies of either The Equity Fund or The Bond Fund without shareholder approval.


         THE EQUITY FUND.     Generally,   the  Investment   Advisor  will
                              invest   nearly  the  total   value  of  the
                              assets in  equity-based  securities,  with a
                              minimal  amount  in  cash  equivalents.   In
                              general,  the Advisor  invests in the common
                              stock  of  mid-to-large  capital  companies,
                              whose   issues   are   traded  on   domestic
                              exchanges.    The   Advisor    practices   a
                              blended approach to  investing--the  Advisor
                              does  not   consistently   follow  a  value,
                              growth   or   other   formulaic    approach.
                              Rather,   considering   the  factors  listed
                              under     "Investment     Objectives     and
                              Strategies"     the     Advisor     selects
                              investments   deemed   appropriate   in  the
                              light of market conditions.

         THE BOND FUND.       Generally,   the  Investment   Advisor  will
                              invest   nearly  the  total   value  of  the
                              assets  in  bonds  and  debentures,  with  a
                              minimal  amount  in  cash  equivalents.  The
                              Advisor   will  invest   primarily  in  debt
                              obligations  issued  or  guaranteed  by  the
                              United  States  Government,  as well as debt
                              securities   of   U.S.    corporations   and
                              securities  receiving an "investment  grade"
                              rating from Moody's  Investment  Services or
                              Standard   &  Poor's   Corporation.   It  is
                              expected  that the  dollar-weighted  average
                              credit  quality  will be AA (to be discussed
                              later).  In making  investments  in The Bond
                              Fund,  the Advisor will select  fixed-income
                              securities  with a  maturity  in  excess  of
                              one year,  but not more than  thirty  years.
                              However,    it   is   expected    that   the
                              dollar-weighted   average  maturity  of  The
                              Bond Fund will not exceed ten years.


 3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?

         Investors in The Canandaigua Funds may lose money. Shares of The Canandaigua Funds are not bank deposits or obligations of any bank, and are not guaranteed or insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There are risks associated with investments in the types of securities in which The Funds invest. The most significant risks include:

         THE EQUITY AND BOND FUNDS.

                  MARKET AND ECONOMIC RISK: The prices of the securities in which The Funds invest may decline for a number of reasons, including:

                  - Actual earnings that do not meet generally accepted forecasts or estimates of earnings.

                  - International political changes may alter investors' future expectations for a company's earnings.

                  - Changes in the general interest rate environment may have a negative impact on the valuation of earnings.

         THE EQUITY FUND.

                  VOLATILITY RISK: The Equity Fund may exhibit more share price volatility than its benchmark index, the S&P 500. The volatility is partly a function of the size of The Fund and the fact that there are substantially less than 500 issues in the portfolio at any one time. Additionally, the Advisor may select companies whose anticipated earnings growth rate is greater than the current price-to-earnings ratio. In the event of an earnings shortfall, these companies' share price performance tends to react with substantial downward risk exposure. In an effort to minimize the downward price movements in these situations, the Portfolio Managers may, at their discretion, choose to sell their position and reinvest the proceeds in a different security. This action will raise the portfolio turnover rate of The Fund and may or may not have an impact on the overall capital gains and losses generated throughout the year.


         THE BOND FUND.

                  INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. The longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

                  CREDIT RISK: The issuers of the bonds and other debt securities held by The Bond Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial conditions that would lower the credit quality of the security, leading to decline in the price of the security.

         The Equity Fund will generally have a more volatile unit value and lower current yield than The Bond Fund. Indeed, by stressing current yields through fixed-income securities, The Bond Fund may provide greater stability of unit value than The Equity Fund. However, The Bond Fund investments should not be expected to appreciate in value to the same extent as investments in The Equity Fund, since there will be minimal participation in the general equity markets.

         Because of these risks, prospective investors who are uncomfortable with an investment that may fluctuate in value should not invest in The Canandaigua Funds.

 4.      HOW HAVE THE FUNDS PERFORMED?

         The bar chart and table that follow provide some indication of the risks of investing in The Equity Fund and The Bond Fund by showing changes in each Funds' performance from year to year, beginning in 1993. Please remember that either Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                             THE CANANDAIGUA FUNDS -
                    PER SHARE TOTAL RETURN PER CALENDAR YEAR(1)

BAR CHART DELETED HERE. BAR CHART DEPICTS THE PER SHARE TOTAL RETURN PER CALENDAR YEAR FROM 1993 THROUGH 1998.

--------
         (1) The Equity Fund's best quarterly performance during the 1993-1998 period occured in quarter ended December 31, 1998, with a 25.97% return. The lowest quarterly performance for The Equity Fund occured in the quarter ended September 30, 1998, -16.20%. The highest and lowest performing quarters for The Bond Fund were the quarters ended March 31, 1995, 7.52%, and March 31,1994, -2.25%, respectively.

FEES AND EXPENSES

         The tables below describe the fees and expenses that you may pay if you buy and hold shares of The Canandaigua Funds.


SHAREHOLDER FEES AND EXPENSES

                                                   THE EQUITY FUND        THE BOND FUND
                                                   ---------------        -------------

         Maximum Sales Charge  (Load)                No Charge                None
         Imposed on Purchases (as a
           percentage of the offering price)
         Maximum Deferred Sales Charge               No Charge                No Charge
           (Load)
         Maximum Sales Charge (Load)                 No Charge                No Charge
           Imposed on Reinvested Dividends
           and Distributions
         Redemption Fee                              None                     None
         Exchange Fee                                None                     None
         Maximum Account Fee                         No Account Fee           No Account Fee


1998 ACTUAL FUND OPERATING FEES AND EXPENSES (expenses that are deducted from
Fund assets*)

                                                   THE EQUITY FUND         THE BOND FUND
                                                   ---------------         -------------


         Management Fees                             1.00%                      0.26%
         Distribution and/or Service Fee (12b-1)     0.00%                      0.00%
         Other Expenses                              0.14%                      0.20%
                                                     -----                      -----
         Total Fund Operating Expenses               1.14%**                    0.46%**
                                                     =====                      =====




* The maximum annual operating fees and expenses which may be charged for either Fund is 1.5% of average net assets.

** Each of The Funds had actual fund operating fees and expenses for the most recent fiscal year that were less than the 1.5% maximum charge.


   EXAMPLE
   -------


You would pay the following expenses on a $10,000 investment in The Equity Fund or The Bond Fund, assuming 5% annual return and a maximum of 1.5% annual expense. The expenses would be the same for each time period whether or not redemption occurred at the end of the period:

                                    1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                    ------  -------  -------  --------
         Expenses for
         The Equity and
         Bond Funds:                150.00  $470.00  $820.00  $1,750.00


The table above is designed to assist you in understanding the direct and indirect costs and expenses that you will bear as a shareholder of The Funds. The example above shows the amount of expenses you would pay on a $10,000 investment in either of The Funds. These amounts assume the reinvestment of all dividends and distributions, and payment by the relevant Fund of operating expenses as shown in the table entitled "1998 Actual Fund Operating Fees and Expenses." As described above, the example is an illustration only and actual expenses may be less than those shown.



                             MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES





         The Canandaigua Funds are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Delaware Law. The Statement of Additional Information, discussed on Page 23 of this Prospectus, contains general background information about each Trustee and Officer of The Canandaigua Funds.




INVESTMENT ADVISOR



         Subject to the direction of the Board of Trustees, The Canandaigua National Bank and Trust Company acts as the Investment Advisor to each of the Canandaigua Funds. The Advisor's address is:

                  72 South Main Street
                  Canandaigua, New York  14424.


         The Advisor is a commercial bank offering a wide range of banking services to its customers in the Canandaigua, New York area since 1887. As of December 31, 1998, the Advisor had assets of $428,047,000, loans of $308,486,000 and deposits of $376,507,000 and provided personal, corporate and institutional investment management and custodial services for accounts having an aggregate market value of approximately $423,580,000.

         Under its Investment Management Agreement with The Canandaigua Funds, the Advisor manages the investment of the assets of each Fund in conformity with the stated objectives and strategies of that Fund. It is the responsibility of the Advisor to make investment decisions for each of The Funds and to provide continuous supervision of their investment portfolios. In doing so, the Advisor places orders to purchase and sell securities on behalf of each Fund and selects broker-dealers that, in the Advisor's judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor provides these services principally through the Portfolio Managers, who are members of the Investment and Trust Departments of the Advisor.

         The Canandaigua Funds pays to the Advisor a management fee computed daily and paid monthly at the annual rate of one percent (1%) of the value of the average daily net assets of each Fund. From 1994 through June 1997, the Board of Trustees had approved a reduction of the fee for The Bond Fund to .50 percent, which was further temporarily reduced to .00 percent in August 1997. With respect to the predecessor Collective Investment Trust, the Advisor's fee included not only investment advisory services but fiduciary and administrative services. As a result, the total expenses for the predecessor Collective Investment Trust for all such services was therefore somewhat lower than the total of such expenses for most mutual funds.

         The Canandaigua Funds pays other expenses related to its daily operations, such as custodian fees, Trustees' fees, administrative fees, fund accounting fees, transfer agency fees, legal and auditing costs, which are subject to reimbursement at the discretion of the Advisor. More information about the Investment Management Agreement and other expenses paid by The Canandaigua Funds is included in the Statement of Additional Information, which also contains information about its brokerage policies and practices.

PORTFOLIO MANAGERS

         Gregory S. MacKay and Robert J. Swartout are the Portfolio Managers for The Funds and have been such since the inception of the predecessor Collective Investment Trust. Mr. MacKay is a Senior Vice President of the Advisor and Mr. Swartout is a Vice President and Investment Officer of the Advisor. Both Mr. MacKay and Mr. Swartout have been officers of the Advisor for more than six years.

DISTRIBUTOR

         ADS Distributors, Inc., a Florida corporation and registered broker-dealer, serves as the Distributor of each Fund's shares. The Distributor's address is:

                  670 Second Street North
                  Suite A
                  Safety Harbor, Florida 34695.

TRANSFER AGENT AND ADMINISTRATOR

         Under separate agreements with The Funds, American Data Services, Inc. acts as the Transfer Agent, Fund Accounting Agent and as the Administrator of each Fund. The Transfer Agent, Fund Accounting Agent and Administrator's address is:

                  P.O. Box 5536
                  Hauppauge, New York  11788-0132.

CUSTODIAN

         Northern Trust Company acts as Custodian of the assets of each Fund.

                      INVESTMENT OBJECTIVES AND STRATEGIES

         The Equity Fund seeks long-term growth of asset value through capital appreciation and dividend income. The Bond Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. However, please remember that an investment objective is not a guarantee. An investment in The Canandaigua Funds might not earn income and investors could lose money.


         The investment strategies of each Fund described below are non-fundamental, which means that they may be changed by The Canandaigua Funds' Board of Trustees without shareholder approval. Still, The Canandaigua Funds has adopted certain fundamental investment objectives that are enumerated in detail in the Statement of Additional Information and which may not be changed without shareholder approval.

         THE EQUITY FUND.

         As stated earlier, The Equity Fund seeks long-term growth of asset value through capital appreciation and dividend income. To achieve this growth, The Equity Fund invests in a diversified group of companies, with an emphasis on common stocks, but may also include debt securities and preferred stock convertible into common. In general, the Advisor invests in the common stock of mid-to-large capital companies (defined as market capitalization of $300,000,000 or more), whose issues are traded on domestic exchanges. The Advisor practices a blended approach to investing--the Advisor does not consistently follow a value, growth or other formulaic approach. Rather, considering the factors listed under "Investment Objectives and Strategies", the Advisor selects investments deemed appropriate in the light of market conditions.

         The Equity Fund portion of the Section entitled "[w]hat are The Funds' principal investment strategies?" reflects that, under normal market conditions the assets will be nearly fully invested in equity-based securities. Normally, investments in The Equity Fund in cash equivalents will be minimal. However, the Investment Advisor may decide to hold an additional percentage of The Equity Fund, without limitation on amount, in cash equivalents when market conditions dictate a temporary "defensive" investment strategy. Such a decision, although not offering the opportunity for capital appreciation, might be deemed prudent to protect net asset value. "Cash Equivalents" are short-term, interest-bearing instruments in which funds are invested temporarily pending longer-term investment, including commercial paper, certificates of deposit, repurchase agreements, bankers' agreements and U.S. Treasury Bills.

         The Investment Advisor considers a number of factors in investing the assets of The Equity Fund in a company's equity-based securities, including:

     -- Earnings forecasts and growth rates, and their relationship to the current and historical price-to-earnings ratio for the company, its peers and the market as a whole

     -- Security analysts' recommendations provided by the brokerage community, which the Investment Advisor may use to execute security transactions

     -- Macroeconomic forecasts and trends, coupled with the Investment
        Advisor's interpretation of economic data regarding future prospects of individual securities and industry segments

    -- Sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the products or services the company provides

     -- The financial condition of the company, including its ability to meet its liabilities and to provide income in the form of dividends

     -- The prevailing price of the security

     -- How the prevailing price compares to historical price levels of the securities, current stock prices in the general market and the stock prices of competing companies

     -- Projected earnings estimates and earnings growth rates for the company and the relation of those figures to the current stock price.

         It is expected that the volatility of The Equity Fund will be slightly greater than that of the stock market as a whole. In order to limit the level of risk, The Equity Fund will be invested in different industries so that the value of its total assets invested in issuers conducting their principal business activities in the same industry ordinarily does not exceed twenty-five percent (25%) of The Equity Fund's assets at the time of the purchase

         In general, The Equity Fund will not invest in securities that have, in the judgment of the Investment Advisor, a high level of debt as a percentage of their total market capitalization.

         The Investment Advisor of The Equity Fund engages in more active and frequent trading of the assets in The Fund. As a result, an investor may realize increased capital gains taxes. See discussion under "Taxes" below.

         The Equity Fund will not invest in securities of foreign issuers, but may invest in American Depository Receipts for foreign companies that are traded on a U.S. securities exchange or on The Nasdaq Stock Market.


         The Equity Fund will not invest in puts, calls and other futures contracts.


         THE BOND FUND.

         As stated earlier, The Bond Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. To achieve this growth, The Bond Fund invests primarily in fixed-income debt securities. These include debt securities such as:

     -- Bonds and notes issued or guaranteed by the United States government or its agencies.

     -- Bonds, notes and preferred stock of United States corporations.

         The Bond Fund portion of the Section entitled "[w]hat are The Funds' principal investment strategies?" reflects that, under normal market conditions, nearly all the assets will be invested in bonds and debentures, which consist mainly of debt securities, such as bonds, notes and debentures issued by United States corporations, bonds and notes issued or guaranteed by the United States Government or its agencies or instrumentalities and preferred stock of the United States corporations. Normally, investments in The Bond Fund in cash equivalents will be minimal. However, when market conditions dictate a temporary "defensive" investment strategy, the Advisor will decide to hold a portion of The Bond Fund, without limitation on amount, in cash equivalents.

         Debt obligations issued or guaranteed by the United States Government provide greater safety of principal but also generally provide lower current income than debt obligations of corporations. They include issues of the U.S. Treasury such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an act of Congress. The Advisor will consider investing in securities issued or guaranteed by the following governmental agencies:

     -- Government National Mortgage Association.

     -- Federal National Mortgage Association.

     -- Farmers Home Administration.

     -- Federal Farm Credit Banks.

     -- Federal Home Loan Banks.

     -- Federal Home Loan Mortgage Corporation.

     -- Student Loan Marketing Association.

         Some of these securities, such as debenture obligations of the Farmers Home Administration and securities of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal Farm Credit Banks, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to any of the foregoing when not obligated to do so by law.

         The Bond Fund will invest in debt securities of United States corporations only if at the time of purchase they carry a rating of at least "Baa" from Moody's Investors Services, Inc. or "BBB" from Standard & Poor's Corporation. Debt securities carrying a rating of "Baa" from Moody's Investor Services Inc. or "BBB" from Standard & Poor's Corporation have speculative characteristics. See Appendix A for an explanation of these and other ratings. A reduction below such rating for any debt security owned will not require disposition of the security.

         The Bond Fund's investments in securities other than debt of United States corporations and debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (e.g., preferred stock and all securities of foreign issuers) will be in those securities which, in the judgment of the Advisor, would be of comparable quality to U.S. securities in which The Bond Fund may invest, i.e., those securities having a rating of "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. This judgment may be based upon such considerations as the issuer's financial strength, including its historic and current financial condition, its historic and projected earnings and its present and anticipated cash flow; the issuer's debt-maturity schedules and current and future borrowing requirements; and the issuer's continuing ability to meet its future obligations.

         The only non-interest paying securities to be held in The Bond Fund will be obligations evidencing ownership of future interest and principal payments on United States Treasury Bonds. Various forms of obligations exist to evidence future interest or principal payments on Treasury securities. Typically, such obligations take the form of custodial receipts issued pursuant to a custody agreement, which evidence ownership of future interest and principal payments on treasury securities deposited with the custodian. The interest and principal payments on the underlying treasury securities are direct obligations of the United States.

         In general, in investing the assets of The Bond Fund, the Investment Advisor will consider the governmental program under which the security was issued as well as the ratings. The Bond Fund will invest primarily in fixed-income securities with a maturity in excess of one year. However, the Advisor may invest in fixed-income securities with maturities of up to thirty years. The average maturity of securities in The Bond Fund will be based primarily upon the Advisor's expectations for the future course of interest rates and then-prevailing price and yield levels in the fixed-income market, and it is expected that the dollar-weighted average maturity of The Bond Fund will not exceed ten years. This limitation of the average maturity of the Fund is expected to provide a more stable net asset value than would be the case with a longer term fund. As of December 31, 1998, The Bond Fund's dollar-weighted average credit quality was AA, as described in Appendix A, and had a dollar-weighted average maturity of 5.29 years.

         The Bond Fund will not invest in securities of foreign issuers.

         The Bond Fund will not invest in puts, calls or other futures contracts.




         Again, The Funds' objectives, stated above, are considered fundamental and therefore, the Board of Trustees may not revise them. The Funds' strategies, however, are considered non-fundamental and therefore the trustees may revise them, as necessary, from time to time.


                                YOUR FUND ACCOUNT

THE FUNDS' SHARE PRICE

         The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates it net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. Each Fund calculates its net asset value based on the market prices of the securities, computed by adding the value of that Fund's investment plus cash and other assets, deducting liabilities and then dividing the results by the number of its shares outstanding. Each Fund will process purchase orders that it receives in good and proper form and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives in good and proper form and redemptions orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY that the New York Stock Exchange is open.

HOW TO PURCHASE SHARES

A.       READ THIS PROSPECTUS CAREFULLY.

B. DETERMINE HOW MUCH YOU WANT TO INVEST, KEEPING IN MIND THE FOLLOWING
MINIMUMS:

         1.  New accounts - $250.00

         2.  Existing accounts - $50.00

C.       COMPLETE THE FOLLOWING:

         1. For new accounts, the New Account Application accompanying this Prospectus, carefully following the instructions.

         2.  For additional investments, prepare a brief letter stating:

             -- The registration of your account.

             -- The name of the Fund whose shares you want to purchase.

             -- Your account number.

         3. Make your check, in the amount of the purchase price of the shares, payable to "The Equity Fund" or "The Bond Fund."

             -- All checks must be drawn on U.S. Banks.

             -- Include your account number on your check when you are adding to an existing account.

             -- The Funds will not accept cash or third party checks.

             -- The Funds' Transfer Agent will charge a $15.00 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by either Fund as a result.

         4.       Send the application and check to:

                           American Data Services, Inc.
                           P.O. Box 5536
                           Hauppauge, New York  11788-0132.

D. OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS.

         The Funds may reject any share purchase application for any reason. The Funds do not issue share certificates. The Funds will send investors a written confirmation for all purchases of shares.

HOW TO SELL SHARES


A.       REQUESTING THE SALE OF SHARES.

         1.       Prepare a letter of instruction containing:

             -- The name of the registered owner(s).

             -- The name of the account(s).

             -- The name of The Fund(s).

             -- The Account number.

             -- The amount of money or number of shares being sold.

             -- Name and address of person to receive the money.

             -- Additional information that The Fund(s) may require for redemption by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity.

         Please contact The Funds' Transfer Agent, in advance, at 1-800-628-9403 if you have any questions regarding the sale of shares.

         2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

         3. Have the signatures guaranteed by one of the following financial institutions:

             -- U.S. bank or trust company.

             -- Broker, dealer, municipal securities broker or dealer.

             -- Government securities broker or dealer.

             -- Credit union, authorized to provide signature guarantees.

             -- National Securities Exchange.

             -- Registered Securities Association or clearing agency.

         A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

         4.       Send a letter of instruction to:

                           The Canandaigua Funds
                           c/o American Data Services, Inc.
                           P.O. Box 5536
                           Hauppauge, New York  11788-0132


B.       PAYMENT OF REDEMPTION PROCEEDS.

         The redemption price per share you receive for a redemption request is the next determined net asset value after the Transfer Agent receives your written request in proper form with all required information. The Transfer Agent will mail a check in the amount of the redemption proceeds no later than the 7th day after it receives the written request in proper form with all required information.

C.       RETIREMENT ACCOUNTS.

         To sell shares in an IRA or other retirement account, please contact the Advisor at 72 South Main Street, Canandaigua New York 14424 or by calling collect 1-716-394-4260 ext 216 to request the appropriate distribution form and for additional instructions.


HOW TO EXCHANGE SHARES

         Shares in either Fund may be exchanged, without cost, for shares in the other Fund. To participate in the program you must do the following:

             -- Contact the Transfer Agent by writing P.O. Box 5536, Hauppauge,
                New York 11733-0132 or by calling 1-888-693-9276 to request the appropriate form to enroll in this program, giving you the option of exchanging shares between Funds.

             -- Once enrolled, exchanges may be made over the telephone but only between Fund accounts registered in the same name, address and taxpayer identification number and are subject to the requirements for initial and subsequent investments, provided to you by the Transfer Agent upon enrollment in the program, as in effect from time to time.

             -- The Transfer Agent uses procedures designed to confirm that instructions received by telephone are genuine, including requiring certain identifying information prior to acting on such instructions, recording telephone instructions and sending written confirmation of the telephone instructions received. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions and are followed, neither The Canandaigua Funds, the Investment Advisor nor the Transfer Agent is responsible for any loss, expense or cost arising from any such transaction.

             -- Any exchange of shares will be based on the net asset values of the shares involved next computed after receipt of an exchange order. Exchanges are subject to determination by the Transfer Agent that the investment instructions are complete.

DIVIDENDS, DISTRIBUTIONS AND TAX INFORMATION ON YOUR SHARES

         DIVIDENDS AND DISTRIBUTIONS

         Each Fund distributes substantially all of its net investment income and substantially all of its capital gain annually prior to the close of the fiscal year in which the gains are earned. You have two distribution options:

             -- AUTOMATIC REINVESTMENT OPTION - both dividend and capital gains distribution will be reinvested in additional Fund shares.

             -- ALL CASH OPTION - both dividend and capital gains distributions will be paid in cash.

         Unless an election is made on the New Account Application selecting the All Cash Option, the Automatic Reinvestment Option will be applied to each account.


         TAXES

         Each Fund intends to qualify and elect to be treated each year as a "regulated investment company" for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least ninety percent (90%) of its investment company taxable income to them within applicable time periods.


         For federal income tax purposes, dividends and distributions are taxable to you whether paid in cash or reinvested in additional shares. You may also be liable for tax on any gain realized upon the redemption of shares in either Fund.


         Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax advisor to assess the federal, state and local tax consequences of investing in The Funds. This discussion is not intended to address the tax consequences of an investment by a non-resident alien.

         The Advisor will purchase and sell securities with primary concern being the investment performance of the portfolios rather than tax considerations for the shareholders.

         The portfolio turnover rate is a ratio determined by dividing the lesser of the dollar amount of purchases and sales in the investment portfolio by the average assets of the portfolio. As The Equity and Bond Funds are both substantially smaller than the average mutual fund, the denominator in this ratio will be substantially smaller than other funds and the average turnover rate may be higher than that of many of The Funds' peers. Historically, The Funds were limited to tax qualified investments and thus had no exposure to current tax liability from capital gains generated through portfolio turnover. After February 9, 1998, The Funds' new organizational structure allows investors to invest non-tax qualified monies into The Funds and requires The Funds' to distribute substantially all of the income and capital gains generated to the shareholders. In years where there are capital gains generated through portfolio turnover, shareholders holding non-tax qualified investments will likely receive a capital gains dividend that is currently taxable.

YEAR 2000

         The Funds are aware of the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four-digit format. As a result, the date-sensitive software program could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in The Funds' business operations.

         The Funds have no application systems of their own and are entirely dependent on their service providers' systems and software. The Funds are working with their service providers (including the Advisor, Administrator, Transfer Agent and Custodian) to identify and remedy any Year 2000 issues. However, The Funds cannot guarantee that all Year 2000 issues will be identified and remedied. Failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on The Funds. Further, issuers of securities may have Year 2000 issues that may affect the value of The Funds.


                              FINANCIAL HIGHLIGHTS

         The following financial highlight tables are intended to help you understand each Fund's financial performance for the period of The Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in The Fund (assuming reinvestment of all dividends and distribution). This information has been audited by Morga, Jones & Hufsmith, P.C., independent auditors, whose report, along with The Funds' financial statements, are included in the Annual Report, which is available upon request.

                              THE CANANDAIGUA FUNDS
                             CANANDAIGUA EQUITY FUND
              SELECTED PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA


                                                                            FOR THE YEARS ENDED DECEMBER 31
                                                         ------------------------------------------------------------------
                                                             1998          1997         1996           1995          1994
                                                         ---------     ----------    ----------    ----------    ----------
PER SHARE DATA:
  (For a share outstanding throughout
    each period)
  Net Asset Value, beginning of Period                   $   19.40     $    16.67    $    13.71    $    10.89    $    10.85
                                                         ---------     ----------    ----------    ----------    ----------

  Income (Loss) From Investment
    Operations --
    Net investment income (loss) (a)                         (0.06)          --            0.01          0.04          0.07
    Net realized and unrealized gain (loss) on
      investments                                             3.46           2.73          2.95          2.78         (0.03)
                                                         ---------     ----------    ----------    ----------    ----------
 Total income (loss) from investment
    operations                                                3.40           2.73          2.96          2.82          0.04
                                                         ---------     ----------    ----------    ----------    ----------
  Less Distributions (b)
    Dividends from net investment income                     --
    Distributions from net realized
        Gains                                                --
                                                         ---------
        Total distributions                                  --
                                                         ---------


  Net Asset Value, end of period                         $   22.80     $    19.40    $    16.67    $    13.71    $    10.89
                                                         =========     ==========    ==========    ==========    ==========
  Total Return (c)                                           17.53%         16.38%        21.59%        25.90%         0.37%
                                                         =========     ==========    ==========    ==========    ==========


RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period
    (000 omitted)                                       $   23,568      $  17,787     $  12,644     $   8,433     $   5,777
  Ratio of Net Expenses to Average
    Net Assets (a)                                            1.14%          1.15%         1.12%         1.11%         1.09%
  Ratio of Gross Expenses to Average
    Net Assets (a)                                            1.50%          1.44%         1.57%         1.25%         1.27%
  Ratio of Net Investment Income
    to Average Net Assets                                     (.31%)         0.00%         0.03%         0.32%         0.69%
  Portfolio Turnover Rate                                   314.28%        398.23%       337.27%       375.30%       234.81%



(a) During the periods presented, certain administrative expenses of The Equity Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of The Equity Fund, resulting in per share savings of $.08, $.05, $.07, $.02 and $.02 for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when The Fund operated solely as a collective investment trust. There have been no Equity Fund dividends declared or distributed through December 31, 1998.
(c) Assumes reinvestment of the dividends and capital gains distribution, if any.


The accompanying notes are an integral part of these financial statements.

                              THE CANANDAIGUA FUNDS
                              CANANDAIGUA BOND FUND
              SELECTED PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA


                                                                            FOR THE YEARS ENDED DECEMBER 31
                                                       -------------------------------------------------------------------------
                                                           1998            1997           1996           1995            1994
                                                       ----------      ----------     ----------     ----------      ----------
PER SHARE DATA:
  (For a share outstanding throughout
    each period)
  Net Asset Value, beginning of Period                 $    13.53      $    12.54     $    12.25     $    10.01      $    10.48
                                                       ----------      ----------     ----------     ----------      ----------

  Income (Loss) From Investment
    Operations --
    Net investment income (loss) (a)                         0.77            0.70           0.62           0.81            0.62
    Net realized and unrealized gain (loss) on
      investments                                            0.45            0.29         (0.33)           1.43          (1.09)
                                                       ----------      ----------     ----------     ----------      ----------
  Total income (loss) from investment
    operations                                               1.22            0.99           0.29           2.24          (0.47)
                                                       ----------      ----------     ----------     ----------      ----------
  Less Distributions (b)
    Dividends from net investment income                   (0.61)
    Distributions from net realized
        Gains                                          ----------
        Total distributions                                (0.61)


  Net Asset Value, end of period                        $   14.14       $   13.53      $   12.54      $   12.25       $   10.01
                                                        =========       =========      =========      =========       =========
  Total Return (c)                                           9.05%           7.89%          2.37%         22.38%         (4.48%)
                                                        =========       =========      =========      =========       =========


RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period
    (000 omitted)                                   $         957   $         666  $         501  $         408   $         298
  Ratio of Net Expenses to Average
    Net Assets (a)                                           0.46%           0.77%          1.09%          0.89%           0.77%
  Ratio of Gross Expenses to Average
    Net Assets (a)                                           7.13%           3.19%          4.15%          1.03%           0.95%
  Ratio of Net Investment Income
    to Average Net Assets                                    5.47%           5.38%          5.17%          7.11%           6.16%
  Portfolio Turnover Rate                                    9.04%           8.44%         30.46%         14.13%          24.45%


(a) The investment management fees for The Bond Fund were reduced from 1% to .5% of assets annually from April, 1994 through July, 1997 and to zero from August 1, 1997 through December 31, 1998. In addition, during the periods presented, certain administrative expenses of The Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of The Fund. The resulting per share savings to The Bond Fund related to these fees and expenses were $.94, $.31, $.37, $.02 and $.02 for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when The Fund operated solely as a collective investment trust.
(c) Assumes reinvestment of the dividends and capital gains distribution, if any.


The accompanying notes are an integral part of these financial statements.

                             ADDITIONAL INFORMATION


         To learn more about The Canandaigua Funds you may want to read The Canandaigua Funds' Statement of Additional Information (or "SAI") which contains additional information about The Canandaigua Funds. The Canandaigua Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

         You also may learn more about The Canandaigua Funds' investments by reading The Canandaigua Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of The Canandaigua Funds during the last fiscal year.

         The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling collect 1-716-394-4260 ext. 216.

         Prospective investors and shareholders who have questions about The Canandaigua Funds may also call the following number collect or write to the following address:

                  The Canandaigua Funds
                  The Canandaigua National Bank and Trust Company
                  72 South Main Street
                  Canandaigua, New York  14424
                  716-394-4260 ext. 216

         The general public can review and copy information about The Canandaigua Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for information on the operations of the Public Reference Room). Reports and other information about The Canandaigua Funds are also available at the Securities and Exchange Commission's Internet Site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

                  Public Reference Section
                  Securities and Exchange Commission
                  Washington, D.C.  20549-60090

         Please refer to The Canandaigua Funds Investment Company Act File No. 811-7322 when seeking information about The Canandaigua Funds from the Securities and Exchange Commission.

                                   APPENDIX A

Description of Standard & Poor's Corporation's corporate bond ratings of BBB or better:

AAA- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Description of Moody's Investor Service, Inc.'s corporate bond ratings of Baa or better:

AAA - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.